Sponsorship Revenue and Associated Commitments (Details) - Scheduled future cash to be received under the agreement - First Data Merchant Services LLC [Member]	Sep. 30, 2020 USD ($)
Sponsorship Revenue and Associated Commitments (Details) - Scheduled future cash to be received under the agreement [Line Items]
Remainder of 2020 (three months)	$ 50,000
2021	150,000
2022	150,000
2023	150,000
2024	150,000
Thereafter	300,000
Total	$ 950,000